UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 04, 2025

MBX Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42272	84-1882872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11711 N. Meridian Street Suite 300
Carmel, Indiana		46032
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (317) 659-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MBX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 4, 2025, MBX Biosciences, Inc. (the "Company") issued a press release (the "Press Release") titled “MBX Biosciences Doses First Participant in Phase 1 Trial of MBX 4291 for the Treatment of Obesity.” A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On September 4, 2025, the Company announced the first dose of the first participant in a phase 1 trial of for MBX 4291, a long-acting glucagon-like peptide-1 (GLP-1)/ glucose-dependent insulinotropic polypeptide (GIP) receptor co-agonist prodrug for the treatment of obesity. Topline results of the Phase 1 clinical trial of MBX 4291 are anticipated in 2027, and a summary of the trial design is as follows:

Phase 1 trial design

The Phase 1 trial is a randomized, double-blind, placebo-controlled first-in-human study to evaluate the safety, tolerability, pharmacokinetics, and pharmacodynamics of single and multiple ascending doses of MBX 4291 in adult participants with obesity. The Phase 1 trial will include:

Part A Single Ascending Dose (SAD): single ascending doses of MBX 4291 or matching placebo will be administered in 5 cohorts consisting of 8 participants each. Participants will be randomized on Study Day 1 to receive MBX 4291 or matching placebo in a 3:1 ratio. Participants in each cohort will be followed for 63 days after the single study intervention administration.

Part B Multiple Ascending Dose (MAD) (4 weeks): multiple ascending doses of MBX 4291 or matching placebo will be administered in 3 cohorts consisting of 8 participants each. Participants will be randomized on Study Day 1 to receive MBX 4291 or matching placebo in a 3:1 ratio. Participants in each cohort will receive a total of 4 study intervention administrations one week apart and will be followed for 71 days after the first study intervention administration.

Following completion of Parts A and B, the Company plans to evaluate multiple ascending doses of MBX 4291, or matching placebo, administered over 12 weeks in up to two cohorts consisting of 30 participants each in a 2:1 randomization ratio. Participants are expected to receive up to a total of 12 study intervention administrations one week or one week and one month apart with increasing doses of MBX 4291 and will be followed for 120 days after the first dose.

More information on the trial can be found at www.clinicaltrials.gov, identifier NCT07142707.

The disclosure under this Item 8.01 contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding: the expected timing of topline results of a Phase 1 trial of MBX 4291 in 2027.

Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect MBX Biosciences’ business, operating results, financial condition, and stock value. Factors that could cause actual results to differ materially from those currently anticipated include: risks relating to the Company’s research and development activities; MBX Biosciences’ ability to execute on its strategy including obtaining the requisite regulatory approvals on the expected timeline, if at all; uncertainties relating to preclinical and clinical development activities; the Company’s dependence on third parties to conduct clinical trials, manufacture its product candidates and develop and commercialize its product candidates, if approved; MBX Biosciences’ ability to attract, integrate and retain key personnel; risks related to the Company’s financial condition and need for substantial additional funds in order to complete development activities and commercialize a product candidate, if approved; risks related to regulatory developments and approval processes of the U.S. Food and Drug Administration and comparable foreign regulatory authorities; risks related to establishing and maintaining MBX Biosciences’ intellectual property protections; and risks related to the competitive landscape for MBX Biosciences’ product candidates; as well as other risks described in “Risk Factors,” in MBX Biosciences’ Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (SEC), as well as subsequent filings with the SEC. MBX Biosciences expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law, and claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release Issued by MBX Biosciences, Inc. on September 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBX BIOSCIENCES, INC.

Date:	September 4, 2025	By:	/s/ P. Kent Hawryluk
President and Chief Executive Officer (Principal Executive Officer)